Exhibit (a)(1)(B)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION
LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
Innotrac Corporation
at
$8.20 Net Per Share
Pursuant to the Offer to Purchase dated December 4, 2013
by
Blue Eagle Acquisition Sub, Inc.
an indirect wholly-owned subsidiary of
Blue Eagle Holdings, L.P.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JANUARY 3, 2014, UNLESS THE OFFER IS EXTENDED.
The Depositary for the Offer is:
Broadridge Corporate Issuer Solutions, Inc.

By Mail: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Dept. P.O. Box 1317 Brentwood, NY 11717	By Hand or Overnight Mail: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Dept. 1981 Marcus Ave., Suite 100 Lake Success, NY 11042

DESCRIPTION OF SHARES TENDERED
Shares Tendered (Attach additional list if necessary)
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Certificate Number(s)*	Total Number of Shares Represented By Shares Certificate(s)*	Number of Shares Tendered (including shares held through the Direct Registration System (DRS) with the Transfer Agent)**

Total Shares
* Need not be completed by book-entry shareholders.

**   Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.10, of Innotrac Corporation represented by certificates described above are being tendered hereby. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. You must sign this Letter of Transmittal where indicated below and, if you are a U.S. Holder, complete the Form W-9 attached to this Letter of Transmittal. If you are a Non-U.S. Holder, you must obtain and complete an IRS Form W-8BEN or other IRS Form W-8, as applicable.
Please read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal. If you would like additional copies of this Letter of Transmittal or any of the other offering documents, you should contact the Information Agent, Mackenzie Partners, Inc., at (800) 322-2885.
You have received this Letter of Transmittal in connection with the offer of Blue Eagle Acquisition Sub, Inc., a Georgia corporation (“Purchaser”) and a wholly-owned subsidiary of Blue Eagle Holdings, L.P., a Delaware limited partnership (“Parent”), to purchase all of the issued and outstanding shares of common stock, par value $0.10 (the “Shares”), of Innotrac Corporation, a Georgia corporation (“Innotrac”), at a price of $8.20 per share, payable net to the seller in cash, without interest and less applicable withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 4, 2013.
You should use this Letter of Transmittal to deliver to Broadridge Corporate Issuer Solutions, Inc. (the “Depositary”) Shares represented by share certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, shareholders that deliver certificates representing their Shares are referred to as “Certificate Shareholders.” Shareholders that deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”
If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to 6:00 P.M., New York City time, on Friday, January 3, 2014 (the “Expiration Date”), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase under the caption “The Offer — Section 3. Procedure for Tendering Shares.” See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐
  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
☐
  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):
Window Ticket Number (if any) or DTC Participant Number:
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
The undersigned hereby tenders to Blue Eagle Acquisition Sub, Inc., a Georgia corporation (“Purchaser”) and a wholly-owned subsidiary of Blue Eagle Holdings, L.P., a Delaware limited partnership (“Parent”), the above-described shares of common stock, par value $0.10 per share (the “Shares”), of Innotrac Corporation, a Georgia corporation (“Innotrac”), pursuant to the Offer to Purchase, dated December 4, 2013 (the “Offer to Purchase”), at a price of $8.20 per Share, net to the seller in cash, without interest and less applicable withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign to Parent and/or one or more affiliates of Purchaser or Parent any of its rights under the Merger Agreement, including the right to purchase Shares tendered in the Offer, but any transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment in the Offer.
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after December 4, 2013 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Broadridge Corporate Issuer Solutions, Inc. (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by the Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Innotrac, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Innotrac’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when any of the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby and accepted for payment. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby and accepted for payment, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in the Offer to Purchase under the caption “The Offer – Section 3. Procedure for Tendering Shares” will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificate(s) representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificate(s) representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificate(s) (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:
Name:
(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐ Check and/or ☐ Share Certificates to:
Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Attached Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN
or Other Applicable IRS Form W-8)

(Signature(s) of Shareholder(s))
Dated: _____, 20__
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):	(Please Print)
Capacity (full title):

Address:	(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security No.:
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:	(Please Print)
Address:	(Include Zip Code)
Authorized Signature:

Name:	(Please Type or Print)
Area Code and Telephone Number:

Tax Identification or Social Security No.:

Dated: ______, 20__
Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.
  Guarantee of Signatures.
Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which term includes most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
2.
  Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.
This Letter of Transmittal is to be completed by shareholders either if Share Certificate(s) are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Offer to Purchase under the caption “The Offer — Section 3. Procedure for Tendering Shares.” Confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase under the caption “The Offer — Section 1. Terms of the Offer.”). Please do not send your Share Certificate(s) directly to Purchaser, Parent or Innotrac.
Shareholders whose Share Certificate(s) are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption “The Offer — Section 3. Procedure for Tendering Shares.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date, and (c) Share Certificate(s) representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which quotations are available for shares listed on the NASDAQ Capital Market.
A properly completed and duly executed Letter of Transmittal must accompany each such delivery of Share Certificate(s) to the Depositary.
The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering shareholder. Delivery of all such documents will be deemed made and risk of loss of the Share certificate(s) shall pass only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation. If such delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.
No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.
The undersigned understands and acknowledges that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser (which may delegate power in whole or in part to the Depositary) in its sole and absolute discretion, and such determination shall be final and binding on all parties, subject to the right of any such party to dispute such determination in a court of competent jurisdiction. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.
3.
  Inadequate Space.
If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4.
  Partial Tenders (Applicable to Certificate Shareholders Only).
If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5.
  Signatures on Letter of Transmittal; Stock Powers and Endorsements.
If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.
If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.
If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted, or in lieu of evidence the signatures must be guaranteed by an Eligible Institution noted; see Instruction 1.
If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificate(s) or separate stock powers are required unless payment is to be made to, or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.
6.
  Transfer Taxes.
Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificate(s) not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.
7.
  Special Payment and Delivery Instructions.
If a check is to be issued in the name of, and/or Share Certificate(s) representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal, or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.
8.
  Requests for Assistance or Additional Copies.
Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.
9.
  Backup Withholding.
In order to avoid U.S. federal “backup withholding,” currently at a rate of 28% with respect to cash received in exchange for Shares pursuant to the Offer, a shareholder submitting Shares must (a) provide the Depositary with a properly completed Form W-9, attached to this Letter of Transmittal, indicating an exemption from backup withholding, and sign such form under penalties of perjury, or (b) provide the Depositary with a properly completed IRS Form W-8BEN or other applicable IRS Form W-8, and sign such form under penalties of perjury. Form W-9, IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the Internal Revenue Service web site, at http://www.irs.gov. Please see “Important Tax Information” below.
10.
  Lost, Destroyed, Mutilated or Stolen Share Certificate(s).
If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify Innotrac’s share transfer agent, Broadridge Corporate Issuer Solutions, Inc., at 1-877-830-4936. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificate(s) have been followed.

11.
  Waiver of Conditions.
Subject to the terms and conditions of the Offer and the Merger Agreement (each as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.
IMPORTANT: This Letter of Transmittal or an Agent’s Message, together with Share certificate(s) or Book-Entry Confirmation or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary prior to the Expiration Date.

IMPORTANT TAX INFORMATION
For purposes of this summary, a “U.S. holder” means a citizen or resident of the United States, a domestic partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes), a domestic corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes), any estate (other than a foreign estate), and any trust if—(a) a court within the United States is able to exercise primary supervision over the administration of the trust, and (b) one or more United States persons have the authority to control all substantial decisions of the trust.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Any such holder should consult its own tax advisors regarding the tax consequences of exchanging the Shares pursuant to the Offer.
A “non-U.S. holder” for purposes of this summary means a beneficial owner of Shares (other than a partnership, including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.
Under United States federal income tax laws, as described in more detail hereunder, Purchaser is generally required to report any cash payment made to a holder of Shares surrendered in the Offer to such holder and to the United States Internal Revenue Service (“IRS”), and Purchaser may be required to “backup withhold” at the current rate of 28% of any such payment.
To avoid such backup withholding, a U.S. holder whose Shares are submitted herewith should provide the Depositary a properly completed Form W-9, which is attached hereto, signed under penalties of perjury, including such holder’s correct Taxpayer Identification Number (“TIN”) (generally, such holder’s social security or employer identification number) and certifying that the holder is not subject to backup withholding. A U.S. holder of Shares is required to give the Depositary the correct TIN of the record owner of the Shares being submitted for payment in connection herewith. If the holder does not have a TIN, the holder should write “Applied For” in the space provided for the TIN and the Depositary will retain the backup withholding tax amount until such holder provides the Depositary with its certified TIN. If the holder does not provide the Depositary with a certified TIN within 60 days, the Depositary must backup withhold at the current rate of 28% of all cash payments made to the holder.
Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons that are U.S. holders are not subject to backup withholding and should indicate their exempt status on the attached Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the attached Form W-9 in the space provided.
A non-U.S. holder should submit to the Depositary the appropriate version of an IRS Form W-8, properly completed, including certification of such holder’s foreign status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding. Non-U.S. holders should carefully read the instructions to IRS Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to the Depositary with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of IRS Form W-8. IRS Form W-8BEN and other IRS Forms W-8 are available from the Depositary or from the IRS web site, at http://www.irs.gov.
If the Depositary is not provided with a properly completed Form W-9 or an IRS Form W-8BEN or other applicable IRS Form W-8, the holder may be subject to a $50 penalty imposed by the IRS. In addition, the Depositary may be required to withhold at the current rate of 28% of any cash payment made to the holder with respect to Shares submitted in connection herewith as backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s United States federal income tax liability, if any, provided that the holder furnishes the required information to the IRS in a timely manner.
Please consult your accountant or tax advisor for further guidance regarding the completion of the attached Form W-9, IRS Form W-8BEN or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

The Depositary for the Offer is:
Broadridge Corporate Issuer Solutions, Inc.

By Mail: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Dept. P.O. Box 1317 Brentwood, NY 11717	By Hand or Overnight Mail: Broadridge Corporate Issuer Solutions, Inc. Attn: Reorganization Dept. 1981 Marcus Ave., Suite 100 Lake Success, NY 11042
Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers and address set forth below. Requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com
December 4, 2013

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013)Page 2In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity, In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a ‘‘saving clause.’’ Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.2. The treaty article addressing the income.3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.4. The type and amount of income that qualifies for the exemption from tax.5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called ‘‘backup withholding.’’ Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.Payments you receive will be subject to backup withholding if:1. You do not furnish your TIN to the requester,2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),3. The IRS tells the requester that you furnished an incorrect TIN,4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.Also see Special rules for partnerships on page 1.What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.Updating Your InformationYou must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.PenaltiesFailure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.Specific InstructionsNameIf you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.Sole proprietor. Enter your individual name as shown on your income tax return on the ‘‘Name’’ line. You may enter your business, trade, or ‘‘doing business as (DBA)’’ name on the ‘‘Business name/disregarded entity name’’ line.Partnership, C Corporation, or S Corporation. Enter the entity's name on the ‘‘Name’’ line and any business, trade, or ‘‘doing business as (DBA) name’’ on the ‘‘Business name/disregarded entity name’’ line.Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a ‘‘disregarded entity.’’ See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the ‘‘Name’’ line. The name of the entity entered on the ‘‘Name’’ line should never be a disregarded entity. The name on the ‘‘Name’’ line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the ‘‘Name’’ line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the ‘‘Business name/disregarded entity name’’ line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the ‘‘Name’’ line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).Limited Liability Company (LLC). If the person identified on the ‘‘Name’’ line is an LLC, check the ‘‘Limited liability company’’ box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter ‘‘P’’ for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter ‘‘C’’ for C corporation or ‘‘S’’ for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the ‘‘Name’’ line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the ‘‘Name’’ line.Other entities. Enter your business name as shown on required U.S. federal tax documents on the ‘‘Name’’ line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the ‘‘Business name/disregarded entity name’’ line.ExemptionsIf you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)Page 4What Name and Number To Give the RequesterFor this type of account:Give name and SSN of:1. IndividualThe individual2. Two or more individuals (joint account)The actual owner of the account or, if combined funds, the first individual on the account 13. Custodian account of a minor (Uniform Gift to Minors Act)The minor 24. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state lawThe grantor-trustee 1The actual owner 15. Sole proprietorship or disregarded entity owned by an individualThe owner 36. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))The grantor*For this type of account:Give name and EIN of:7. Disregarded entity not owned by an individualThe owner8. A valid trust, estate, or pension trustLegal entity 49. Corporation or LLC electing corporate status on Form 8832 or Form 2553The corporation10. Association, club, religious, charitable, educational, or other tax-exempt organizationThe organization11. Partnership or multi-member LLCThe partnership12. A broker or registered nomineeThe broker or nominee13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program paymentsThe public entity14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))The trust1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.2 Circle the minor’s name and furnish the minor’s SSN.3 You must show your individual name and you may also enter your business or ‘‘DBA’’ name on the ‘‘Business name/disregarded entity’’ name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.*Note. Grantor also must provide a Form W-9 to trustee of trust.Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.Secure Your Tax Records from Identity TheftIdentity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.To reduce your risk:Protect your SSN, Ensure your employer is protecting your SSN, andBe careful when choosing a tax preparer.If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).Visit IRS.gov to learn more about identity theft and how to reduce your risk.Privacy Act NoticeSection 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-9 (Rev. 8-2013)Page 3Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.The following codes identify payees that are exempt from backup withholding:1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)2—The United States or any of its agencies or instrumentalities3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities4—A foreign government or any of its political subdivisions, agencies, or instrumentalities5—A corporation6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States7—A futures commission merchant registered with the Commodity Futures Trading Commission8—A real estate investment trust9—An entity registered at all times during the tax year under the Investment Company Act of 194010—A common trust fund operated by a bank under section 584(a)11—A financial institution12—A middleman known in the investment community as a nominee or custodian13—A trust exempt from tax under section 664 or described in section 4947The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.IF the payment is for . . .THEN the payment is exempt for . . .Interest and dividend paymentsAll exempt payees except for 7Broker transactionsExempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.Barter exchange transactions and patronage dividendsExempt payees 1 through 4Payments over $600 required to be reported and direct sales over $5,0001Generally, exempt payees 1 through 52Payments made in settlement of payment card or third party network transactionsExempt payees 1 through 41 See Form 1099-MISC, Miscellaneous Income, and its instructions.2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)B—The United States or any of its agencies or instrumentalitiesC—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalitiesD—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any stateG—A real estate investment trustH—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940I—A common trust fund as defined in section 584(a)J—A bank as defined in section 581K—A brokerL—A trust exempt from tax under section 664 or described in section 4947(a)(1)M—A tax exempt trust under a section 403(b) plan or section 457(g) planPart I. Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.Note. See the chart on page 4 for further clarification of name and TIN combinations.How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write ‘‘Applied For’’ in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.Note. Entering ‘‘Applied For’’ means that you have already applied for a TIN or that you intend to apply for one soon.Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.Part II. CertificationTo establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the ‘‘Name’’ line must sign. Exempt payees, see Exempt payee code earlier.Signature requirements. Complete the certification as indicated in items 1 through 5 below.1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. ‘‘Other payments’’ include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.